WAIVER, CONSENT AND AMENDMENT TO
                        --------------------------------
                              MANAGEMENT AGREEMENT
                              --------------------


     This Waiver, Consent and Amendment to Management Agreement (this "Agreement") is made this 1st day of May 2002 by and among Emeritus Management LLC, a Washington limited liability company ("Emeritus Manager"), Emeritus Corporation, a Washington Corporation ("Emeritus" together with Emeritus Manager collectively referred to herein as "Manager"), the entities set forth in Exhibit A attached hereto and made a part hereof by reference (the "Facility Entities"), and AL Investors LLC, a Delaware limited liability company, for itself and as sole managing member or sole managing member of the general partner of each of the Facility Entities ("AL Investors"). AL Investors and the Facility Entity which owns the Facility are sometimes collectively referred to herein as "Owner."

                                    Recitals
                                    --------

     A. Emeritus Manager, Emeritus, Emeritus Management I LP, a Washington limited partnership, the Owners, ESC I, L.P., a Washington limited partnership ("ESC"), and Emeritus Properties I, Inc., a Washington corporation ("EPI") entered into that certain Management Agreement with Option to Purchase, dated December 30, 1998, as amended by First Amendment dated March 22, 2001 and by Second Amendment dated January 1, 2002, pursuant to which, among other things, Owners engaged the Manager to manage certain Facilities described therein (the "Management Agreement"). Pursuant to the terms of the Management Agreement, ESC and EPI have ceased to be Managers under the Management Agreement.

     B. Pursuant to the Management Agreement, Manager is the manager of that certain Facility commonly known as Laurel Place, 363 E. Gilbert Street, San Bernardino, CA 92404 (the "Facility").

     C. Manager desires to enter into a Submanagement Agreement with JPH Management, Inc., a California corporation ("JPH"), pursuant to which, among other things, JPH would manage and operate the Facility and Manager would grant JPH an option to purchase the Facility (the "Submanagement Agreement").

     D. Manager further desires to enter into an Accounting and Consulting Agreement with JPH pursuant to which JPH would provide certain accounting and consulting services to the Facility pending commencement of the term of the Submanagement Agreement (the "Accounting Agreement").

     E. Subject to the terms of this Agreement, Owners have agreed to consent to the execution of the Submanagement Agreement and the Accounting Agreement and to the rights granted to JPH thereunder, and to consent and acknowledge that JPH may be a designee of Emeritus pursuant to Section 13 of the Management Agreement for purposes of taking title to the Facility as provided herein.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Article  1
                       Definitions and General Conditions
                       ----------------------------------

1.1     Definitions.  All  capitalized  terms not otherwise defined herein shall
        -----------
have  the  meaning  given  them  in  the  Management  Agreement.

1.2     Continued  Liability.  Nothing  in  this Agreement shall be construed to
        --------------------
modify or waive the obligations or liability of the Manager under the Management
     Agreement except as expressly set forth in this Agreement. Without limiting the generality of the foregoing, Manager shall continue to be liable for performing or causing to be performed all of the obligations and agreements set forth in the Management Agreement with respect to the Facility except only as expressly set forth herein notwithstanding that Manager has elected to subcontract such management to JPH. The waivers, consents and amendments to the Management Agreement contained herein shall be construed to apply only to the Facility and shall not amend or alter Manager's obligations and responsibilities with respect to the management and operation of the remaining Facilities. Nothing in this Agreement shall modify or waive the liability of Emeritus under the Emeritus Guaranty or the liability of Baty under the Put and Purchase Agreement.

1.3     Conditions.     Owners'  consent,  waivers,  and  agreements  contained
        ----------
herein shall continue only so long as (i) the Submanagement Agreement between Manager and JPH is in effect, (ii) all guaranteed returns and other fees due and payable to Manager under the Submanagement Agreement, defined therein as 'Emeritus' Return" ("Emeritus Return"), have been paid in full in a timely manner to Emeritus, (iii) the Facility is operated in accordance with the standards set forth in the Management Agreement and (iv) Owner has not terminated the Management Agreement with respect to the Facility pursuant to
Section 9.7 of the Management Agreement (collectively, the "Conditions"). In the event of a failure of any of the Conditions which continues for thirty (30) days after written notice to Manager, this Agreement may be rescinded at Owners' option after such thirty (30) days prior written notice to Manager and Manager shall then resume the management of the Facility in accordance with the terms of the Management Agreement and JPH shall have no further rights under the Submanagement Agreement, including, but not limited to, with respect to the purchase of the Facility.

1.4     Consent  of  Lenders.  This Agreement shall be subject to the consent of
        --------------------
the  lenders  under  the  Mortgage  as  set  forth at the end of this Agreement.

1.5     Subordination.  This  Agreement is and at all times shall continue to be
        -------------
absolutely and unconditionally subject and subordinate to the Management Agreement, the Emeritus Guaranty, the Mortgage, the Put and Purchase Agreement, and to any renewals, extensions, modifications or replacements thereof.

     1.6     No  Third  Party Beneficiary.  All the terms and conditions of this
             ----------------------------
Agreement are agreements by and between Manager and Owners. No other person or entity, including, without limitation, JPH is intended to be a third party beneficiary hereunder. Manager hereby agrees to indemnify, defend and hold Owners, the holders of the Senior Loan, and the holders of the Junior Loan harmless from and against any and claims made against Owners, the holders of the Senior Loan or the holders of the Junior Loan by JPH arising out of or related to this Agreement or arising out of or related to the Submanagement Agreement, except any such claims arising out of the gross negligence or willful misconduct of any of the Owners.

Article  2
                               Consent and Waivers
                               -------------------

2.1     Consent  to  Transfer  of  Management.  Owners  hereby  consent  to  the
        -------------------------------------
engaging of JPH to provide certain accounting and consulting services pending commencement of the Submanagement Agreement and to the subcontracting of the management and operation of the Facility by the Manager to JPH, including, without limitation, Manager's obligations and responsibilities under Sections
3.3 and 3.4 of the Management Agreement, agree that Manager's entry into the Accounting Agreement and the Submanagement Agreement with JPH with respect to the Facility will not constitute a default under the Management Agreement, and, so long as the Conditions remain satisfied, waive as to the Facility Manager's obligations contained in Subsection 3.2.3 (regarding compliance with Annual
Plan), Subsection 3.2.4 (regarding Group Services requirements), Section 8.1 (regarding establishment of bank accounts) and Section 8.2 (regarding expenditures).

2.2     Waiver  of  Approval.  Owners  hereby  waive  their right to approve the
        --------------------
Annual Plan with respect to the Facility, provided that Manager shall assure that the Annual Plan is:

          (a)     consistent  with  the  standards  set  forth in the Management
Agreement;

          (b) consistent with Manager's obligations to operate the Facility in an efficient manner which is customary and commercially reasonable in the industry for comparable facilities;

          (c)     in  compliance  with  the  terms  of  any  Mortgage;  and

          (d) in compliance with all Legal Requirements and Insurance Requirements.

     2.3.     Waiver/Modification  of Insurance Requirements.  As described more
              ----------------------------------------------
fully in Exhibit B, Owners hereby waive, and/or agree to modifications of, certain of the insurance requirements set forth in Section 5.5 of the Management Agreement.

Article  3
                       Amendments to Management Agreement
                       ----------------------------------

     3.1.     Financial  Calculations.  Pursuant to the Accounting Agreement and
              -----------------------
the Submanagement Agreement, JPH will retain all revenues and pay all expenses related to the Facility, other than the allocable debt service paid to the holder of the Senior Loan or paid or payable to the holder of the Junior Loan for which Emeritus shall remain responsible (the "Facility Debt Service"), and will pay the Emeritus Return as defined herein on a monthly basis to Emeritus which shall be used by Emeritus to fulfill its obligations hereunder and under the Accounting Agreement and the Submanagement Agreement with respect to the payment of the Facility Debt Service. It is the intent of the parties hereto that during the term of this Agreement the amount of the Emeritus Return paid by JPH will be substituted under the Management Agreement in the calculation of Operating Profit and Operating Deficit with respect to the Facility as follows:

          (a) "Total Revenues" shall exclude all revenue from the Facility other than the Emeritus Return or any other guaranteed return or other net income paid to Manager in connection with the operation of the Facility; and

          (b) "Operating Expenses" and "Fixed Operating Expenses" shall exclude any expenses attributable to the Facility during the term of this Agreement other than the Facility Debt Service.

Article  4
                         Option to Purchase the Facility
                         -------------------------------

     It is the intention of the parties to this Agreement that if JPH elects to purchase the Facility pursuant to the terms of the Submanagement Agreement, Manager if then entitled to do so may exercise the option set forth below to purchase the Facility from Owners separate and apart from the remaining Facilities. In such event, Manager will then be able to cause the Owner of the Facility to transfer the Facility to JPH as the designee of Manager under
Section 13 of the Management Agreement. It is further intended that the option set forth below shall not replace the Purchase Option, but is only intended to provide an option to purchase the Facility, whether or not Manager exercises the Purchase Option. Manager's option to purchase the Facility pursuant to this
Article  4  shall  be governed by the provisions of Section 13 of the Management
Agreement, which is hereby incorporated by reference, except as otherwise set forth below.

4.1     Definitions.     For  purposes of this Article 4, "Meditrust Facilities"
        -----------
and the "Facilities" as used in Section 13 shall be deemed to refer to the Facility, "Emeritus" shall be deemed to refer to the Manager, and the "Purchase Option" shall be deemed to refer to the "Laurel Option" (as defined below).

4.2     Conditions  to  Option.  Manager  shall  have  an option to purchase the
        ----------------------
Facility on the same terms and conditions as contained in Section 13.1 of the Management Agreement, except that:

4.2.1 Manager shall have the right to purchase the Facility separate and apart from any purchase of the Meditrust Facilities (the "Laurel Option").

4.2.2     The  Facility  may  be  partially released from the lien of the Senior
Loan if the holder of the Senior Loan consents to such release. Manager and Owner understand that JPH shall not have the right to assume the Senior Loan or any part thereof.

4.3     Exercise  of Laurel Option; Deposit.  The Laurel Option may be exercised
        -----------------------------------
under the same terms and conditions as contained in Section 13.2 of the Management Agreement, except that (a) Manager shall be required to provide the Purchase Option Notice on or before March 31, 2003 instead of 180 days prior to the Purchase Option Expiration Date, and (b) the Deposit shall be the sum of $100,000, which will be applied against the Laurel Purchase Price (as defined below) at closing.

4.4     Earnest  Money  Credit.  The  Deposit required under Section 13.2 of the
        ----------------------
Management Agreement for any future exercise of the Purchase Option with respect to the remaining Facilities shall not be reduced or affected by the transaction provided for herein.

4.5     Purchase  Price.  The Purchase Price for the acquisition of the Facility
        ---------------
shall be paid in accordance with Section 13.4 and Section 13.5 of the Management
     Agreement, except that the Purchase Price as defined in Section 13.4 shall be the aggregate amount defined as the "Purchase Price" in Exhibit C of the Put and Purchase Agreement as if the Facility was a Put Facility under the Put and Purchase Agreement (the "Laurel Purchase Price"). To the extent (i) the Laurel Purchase Price is greater than the amount paid to Manager by JPH for the purchase of the Facility and (ii) Manager has exercised the Purchase Option with respect to the remaining Facilities at the time that the Laurel Option is exercised or at any time prior to the Purchase Option Expiration Date, it shall be the sole responsibility of Manager to pay any remaining balance of the Laurel Purchase Price it being understood and agreed that in the event Manager does not exercise the Purchase Option with respect to the remaining Facilities then Owner shall accept the Laurel Purchase Price as payment in full for the Facility.

4.6     Closing.  If  the Laurel Option is exercised pursuant to this Agreement,
        -------
the closing shall occur in accordance with Section 13.6 of the Management Agreement, except that the closing shall occur at 12:00 noon (P.S.T.) on the business day specified in the Purchase Option Notice, but not earlier than 45 days after the delivery of the Purchase Option Notice or later than the Purchase
     Option  Expiration  Date.

4.7     Incorporation of Terms.  The conveyance and condition of the Facility at
        ----------------------
     closing shall be governed by Section 13.3, Section 13.7 and Section 13.8 of the Management Agreement.

4.8     Manager's  Default.  A default under this Article 4 shall be governed by
        ------------------
Section 13.9 of the Management Agreement; provided, however, that (i) if such default is not due to the acts or omissions of JPH, JPH shall be entitled to a return of the Deposit, (ii) regardless of such default or the entity responsible therefor, the Right of First Refusal shall not be deemed terminated and shall remain in full force and effect and (iii) Owner shall have no right to terminate the Management Agreement as a result of such default.

4.9     Subsequent  Exercise  of  Purchase  Option.  In  the event that Emeritus
        ------------------------------------------
elects to exercise the Purchase Option with respect to the Meditrust Facilities prior to the closing of the purchase and sale of the Facility pursuant to this Agreement, the Facility shall be automatically deemed to be included as part of the Meditrust Facilities unless and until the occurrence of the closing of the purchase and sale of the Facility pursuant to this Agreement. Thereafter, the Facility shall be automatically excluded from the Management Agreement, including, without limitation, the definitions of "Facilities", "Meditrust Facilities" and "Emeritus Facilities", as applicable. It is the intent of this
Section 4.9 that if Emeritus elects to purchase the Meditrust Facilities, it shall unconditionally and automatically be required to simultaneously purchase the Facility unless it has previously closed the purchase and sale of the Facility.

4.10     Release from Financing.  As set forth in Section 4.2.2 above, Owner and
         ----------------------
     Manager acknowledge that the Facility is subject to and encumbered by the Senior Loan. It shall be a condition precedent to the exercise of Laurel Option and the closing contemplated thereunder that (i) Manager and Owner confirm that all requirements for the partial release of the Facility under the Senior Loan are met or will be met as of the closing, including, without limitation, compliance with all financial covenants and conditions included in Section 5.1.6 of the Loan Agreement relating to the Senior Loan, and (ii) the holder of the Junior Loan consents to the partial release of the Facility from the Senior Loan.

4.11     Transfer  of  Title.  The  Manager  shall  have  the right to close the
         -------------------
purchase of the Facility in its own name or in the name of JPH as its designee; provided, however, that any such designation shall not release Manager from any
------------------
of  its  obligations  or  liabilities  hereunder.

Article  5
                                  Miscellaneous
                                  -------------

5.1     No  Other  Amendments.  The parties acknowledge and agree that except as
        ---------------------
expressly set forth in this Agreement, nothing contained herein shall be construed to modify, substitute, amend or affect the terms, conditions or definitions contained in the documents executed in connection with the Initial Junior Loan.

5.2     Notices.  All  notices  to be given by either party to this Agreement to
        -------
the other party hereto shall be in writing, and shall be sent to the parties at the addresses and in the manner set forth in the Management Agreement, except that copies of notices to the Managers or Emeritus shall also be sent to The Nathanson Group PLLC, 1520 Fourth Avenue, Sixth, Seattle, Washington 98101,
Attn:  Randi  S.  Nathanson,  Esq.

5.3     No  Partnership or Joint Venture.  This Agreement shall not be construed
        --------------------------------
to be or create a partnership or joint venture between Owner and Manager. Manager is acting as an independent contractor to the Facility.

5.4     Modification  and  Changes.  This  Agreement  shall  not  be modified or
        --------------------------
amended  except  by  written  agreement  signed  by  both  parties.

5.5     Understandings  and  Agreements.  This  Agreement,  together  with  the
        -------------------------------
Management Agreement, constitutes all of the understandings and agreements between the parties with respect to the submanagement of the Facility and the option to purchase the Facility.

5.6     Headings.  The  headings  contained  herein  are  for  convenience  of
        --------
reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

5.7     Waivers.  No failure to enforce or insist upon the strict performance of
        -------
     any covenant, agreement, term or condition of this Agreement shall constitute a waiver of any such breach or any subsequent breach of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this Agreement and no breach thereof shall be waived, altered or modified except by written instrument.

5.8     Applicable  Law.  This  Agreement shall be construed and interpreted and
        ---------------
be  governed  by  the  laws  of  the  State  of  Washington.

5.9     Exculpation.  The  liability  of Owner hereunder shall be limited to its
        -----------
interest  in  the  Facility.

5.10     No  Modification.  Manager  shall not modify or amend the Submanagement
         ----------------
Agreement  with  Owner's  prior  written  consent.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first above written.

     MANAGER
     -------

     Emeritus  Management  LLC,
     a  Washington  limited  liability  company

     By:     Emeritus  Corporation,
          a  Washington  corporation


     By:  /s/  Raymond R. Brandstrom
          Name Raymond R. Brandstrom
          Title VP of Finance

                              OWNER
                              -----

AL INVESTORS LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Owners, or in the case where the Owner is a limited partnership, as sole managing member on behalf of the general partner thereof


     By:  /s/  Norman L. Brenden
          Name  Norman L. Brenden
          Title  Manager

The undersigned has executed this Agreement for the sole purpose of consenting to the described transaction and ratifying the Guaranty and Shortfall Funding Agreement, as well as confirming and agreeing that this Agreement does not alter, modify, amend or waive any terms contained in the Guaranty and Shortfall Funding Agreement.


     Emeritus  Corporation,
     a  Washington  corporation


     By:  /s/  Raymond R. Brandstrom
          Name  Raymond R. Brandstrom
          Title  VP of Finance

The undersigned has executed this Agreement for the sole purpose of consenting to the described transaction and ratifying the Put and Purchase Agreement, as well as confirming and agreeing that this Agreement does not alter, modify, amend or waive any terms contained in the Put and Purchase Agreement.



     /s/    Daniel  R.  Baty
     Daniel  R.  Baty

The undersigned lenders in connection with the Senior Loan and the Junior Loan have executed this Agreement for the sole purpose of consenting to the Submanagement Agreement and to the consents, waivers and modifications contained herein. The undersigned further acknowledge and agree that, notwithstanding anything to the contrary set forth in the Senior Loan, by their signatures set forth below they hereby consent to the sale of the Facility pursuant to the Laurel Option and agree to the release of the liens on the Facility in favor of Senior Lender, whether or not there is then outstanding a default by the Borrower under the Senior Loan, provided that the release payment due pursuant to the terms of the Senior Loan is paid to the Senior Lender at the closing of the purchase and sale of the Facility.

     GMAC  Commercial  Mortgage  Corporation,     a  California  corporation

     By:  /s/  Lisa M. Lautner
     Name  Lisa M. Lautner
     Title  Senior Vice President


     Senior  Housing  Partners  I,  L.P.,
     a  Delaware  limited  partnership

     By:  /s/  Noah R. Levy
     Name  Noah R. Levy
     Title  Vice President

                                    EXHIBIT A
                               LIST OF AL ENTITIES

                                    EXHIBIT B
                         INSURANCE WAIVERS/MODIFICATIONS